SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  April 30, 2003
                                                         --------------

                         TRUMP ATLANTIC CITY ASSOCIATES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         New Jersey                   333-00643                22-3213714
         ----------                   ---------                ----------
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
       incorporation)                   Number)           Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

     Registrant's telephone number, including area code: (609) 449-6515
                                                         --------------

                        TRUMP ATLANTIC CITY FUNDING, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     333-00643-02             22-3418939
         --------                     ------------             ----------
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
       incorporation) Number) Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

     Registrant's telephone number, including area code: (609) 449-6515
                                                         --------------

                      TRUMP ATLANTIC CITY FUNDING II, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      333-43979-03            22-3550202
         --------                      ------------            ----------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
        incorporation)                   Number)          Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

     Registrant's telephone number, including area code: (609) 449-6515
                                                         --------------

                      TRUMP ATLANTIC CITY FUNDING III, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      333-43975-03            22-3550203
         --------                      ------------            ----------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
        incorporation)                   Number)          Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

     Registrant's telephone number, including area code: (609) 449-6515
                                                         --------------

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No. Description

99.1    News Release, dated April 30, 2003, of Trump Hotels & Casino
        Resorts, Inc.

Item 9. Regulation FD Disclosure.

     Filed as an exhibit hereto is a News Release, dated April 30, 2003, issued by Trump Hotels & Casino Resorts, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TRUMP ATLANTIC CITY ASSOCIATES

Date:  April 30, 2003                     By: Trump Atlantic City Holding, Inc.,
                                              It's Managing General Partner

                                          By: /s/ John P. Burke
                                             -----------------------------------
                                          Name:  John P. Burke
                                          Title: Vice President and Treasurer

                                          TRUMP ATLANTIC CITY FUNDING, INC.

Date:  April 30, 2003                     By: /s/ John P. Burke
                                             -----------------------------------
                                          Name:  John P. Burke
                                          Title: Treasurer

                                          TRUMP ATLANTIC CITY FUNDING II, INC.

Date:  April 30, 2003                     By: /s/ John P. Burke
                                             -----------------------------------
                                          Name:  John P. Burke
                                          Title: Treasurer

                                          TRUMP ATLANTIC CITY FUNDING III, INC.

Date:  April 30, 2003                     By: /s/ John P. Burke
                                             -----------------------------------
                                          Name:  John P. Burke
                                          Title: Treasurer

                                  EXHIBIT INDEX

Exhibit No.                                 Description
-----------                                 -----------
99.1               News Release, dated April 30, 2003, of Trump Hotels & Casino
                   Resorts, Inc.

                                  NEWS RELEASE

FOR:          Trump Hotels & Casino Resorts, Inc. (NYSE:DJT)
CONTACT:      John P. Burke, Corporate Treasurer
              (212) 891-1500
FOR RELEASE:  Wednesday April 30, 2003 - 8:15AM

                          TRUMP HOTELS & CASINO RESORTS
                       REPORTS 2003 FIRST QUARTER RESULTS

     NEW YORK, NY - Trump Hotels & Casino Resorts, Inc. ("THCR" or the "Company") (NYSE:DJT) today reported its first quarter operating results. THCR reported consolidated net revenues (defined as gross revenues less promotional allowances) for the quarter ended March 31, 2003 of $278.8 million, compared to $295.8 million for the quarter ended March 31, 2002. Consolidated income from operations for the quarter ended March 31, 2003 was $27.3 million, compared to $48.2 million for the quarter ended March 31, 2002. Consolidated net loss for the quarter ended March 31, 2003 was $24.0 million, or $1.09 per share net of minority interest of $5.1 million (including a $1.2 million charge for state income taxes), compared to a net loss of $4.6 million, or $0.21 per share net of minority interest of $2.6 million, for the quarter ended March 31, 2002. EBITDA (defined as income from operations before depreciation, amortization, non-cash CRDA write-downs, non-recurring debt renegotiation costs and corporate expenses) for the quarter ended March 31, 2003 was $56.8 million, compared to EBITDA of $74.1 million reported for the quarter ended March 31, 2002. "EBITDA" is not a measure of financial performance under GAAP. The Company believes that EBITDA is used by certain investors as one measure to evaluate an entity's ability to service debt. A reconciliation of EBITDA to income from operations is included in the attached schedules.

     Donald J. Trump, Chairman, President and Chief Executive Officer, commented, "This winter's weather has been one of the worst in recent memory. Snow storms, many on weekends, including the blizzard on the Presidents' Day holiday, made travel to Atlantic City very difficult and is the major factor in our revenue decline. The war in Iraq and anemic economic conditions have also contributed to the decline. In addition to these issues, higher insurance costs, utilities and real estate taxes also contributed to the decrease in income from operations and EBITDA. With the winter behind us and the war virtually over and possible signs of a strengthening economy, I am confident that we will rebound through the remainder of the year."

     Trump Taj Mahal Associates reported net revenues of $118.5 million for the quarter ended March 31, 2003, compared to $124.9 million for the quarter ended March 31, 2002. Income from operations for the quarter ended March 31, 2003 was $16.0 million, compared to $24.3 million for the quarter ended March 31, 2002. EBITDA was $27.2 million for the quarter ended March 31, 2003, compared to $33.8 million for the quarter ended March 31, 2002. Mark A. Brown, the Company's Chief Operating Officer, commented, "The Taj Mahal had the formidable task of matching last year's first quarter which was the Taj Mahal's best first quarter ever. With our ongoing hotel room and casino floor improvements, the property looks great. Our marketing programs and entertainment schedule for the remainder of the year should help us make up for the slow start."

     Trump Plaza Associates reported net revenues of $70.0 million for the quarter ended March 31, 2003, compared to $75.9 million for the quarter ended March 31, 2002. Income from operations for the quarter ended March 31, 2003 was $7.3 million, compared to $12.6 million for the quarter ended March 31, 2002. EBITDA was $12.9 million for the quarter ended March 31, 2003, compared to $17.5 million for the quarter ended March 31, 2002. Mr. Brown said, "Trump Plaza obviously had the same weather obstacles as our other properties. It also had a 2.2-point decrease in table gaming hold percentage, (15.7% for the quarter ended March 31, 2003, compared to the unusually high 17.9% for the quarter ended March 31, 2002) which represents over 62% of the EBITDA decline. With our marketing plans for the remainder of the year, I anticipate regaining some of the momentum from last year during the remaining portion of 2003."

     For the quarter ended March 31, 2003, Trump Marina reported net revenues of $58.5 million, compared to $63.2 million for the quarter ended March 31, 2002. Income from operations for the quarter ended March 31, 2003 was $2.6 million, compared to $8.5 million for the quarter ended March 31, 2002. EBITDA was $8.2 million for the quarter ended March 31, 2003, compared to $14.7 million for the quarter ended March 31, 2002. Mr. Brown commented, "In addition to the adverse weather, Trump Marina had a 1.8-point decline in table games hold percentage, (16.8% for the quarter ended March 31, 2003, compared to the unusually high 18.6% for the quarter ended March 31,
2002)."

     For the quarter ended March 31, 2003, Trump Indiana reported net revenues of $30.8 million, compared to $31.9 million for the quarter ended March 31, 2002. Income from operations for the quarter ended March 31, 2003 was $4.1 million, compared to $5.5 million for the quarter ended March 31, 2002. EBITDA was $7.6 million for the quarter ended March 31, 2003, compared to $8.1 million for the quarter ended March 31, 2002. Mark Brown commented, "Even the Chicago/Northern Indiana market had weather related issues with extreme cold and above-average snow fall amounts this first quarter, but again, with the garage and dockside gaming available for the remainder of the year, we anticipate recouping some of the lost revenue."

     THCR Management Services during the quarter ended March 31, 2003, earned $1.0 million in management fees under its five-year management agreement with the Twenty Nine Palms Band of Luiseno Mission Indians of California for Trump 29 Casino (included in other revenues) and incurred $0.1 million in associated general and administrative costs. Mark Brown said, "The property is still absorbing its expansion, and we believe it will be a major factor in the Palm Springs' market."

     For the quarter ended March 31, 2003, Trump Atlantic City Associates reported combined net revenues of Trump Plaza and Trump Taj Mahal of $188.5 million, compared to net revenues of $200.7 million for the quarter ended March 31, 2002. Income from operations for the quarter ended March 31, 2003 was $23.2 million, compared to $35.3 million for the quarter ended March 31, 2002. EBITDA was $40.1 million for the quarter ended March 31, 2003, compared to $51.3 million for the quarter ended March 31, 2002.

     On March 25, 2003, Trump Casino Holdings, LLC ("TCH") closed the private placement of $490 million aggregate principal amount of two new issues of mortgage notes, consisting of $425 million first priority mortgage due March 15, 2010 and $65 million second priority mortgage notes due September 15, 2010. The subsidiaries of TCH include Trump's Castle Associates, L.P. (now known as Trump Marina Associates, L.P.), the owner of the Trump Marina Hotel Casino Resort in Atlantic City, New Jersey; Trump Indiana, Inc., the owner of the Trump Indiana Riverboat Casino in Gary, Indiana; and THCR Management Services, LLC, the manager of Trump 29 Casino located in the Palm Springs, California area.

     The net proceeds of the offering were used primarily to redeem and retire the following debt of the Company:

      -   Trump's Castle Funding, Inc. 11-3/4% Mortgage Notes due 2003;

      - Trump's Castle Funding, Inc. 13-7/8% Increasing Rate Subordinated Pay-in-Kind Notes due 2005;

      - Trump Hotels & Casino Resorts Holdings, L.P. 15-1/2% Senior Secured Notes due 2005; and

      - Bank debt of Trump Marina, Trump Indiana, and THCR Management Services, LLC.

     For the quarter ended March 31, 2003, TCH reported combined net revenues of Trump Marina and Trump Indiana and for Trump 29 of $90.3 million, compared to net revenues of $95.1 million for the quarter ended March 31, 2002. Income from operations for the quarter ended March 31, 2003 was $7.3 million, compared to $14.0 million for the quarter ended March 31, 2002. EBITDA was $16.7 million for the quarter ended March 31, 2003, compared to $22.8 million for the quarter ended March 31, 2002.

     Mr. Trump said, "I am very pleased that we completed the financing in March 2003 to repay our Trump Marina debt that was to mature in 2003. We were able to accomplish the financing in a decidedly difficult capital market environment. My $30 million investment in this recent financing is evidence of my continuing commitment to the Company. After the financing, the Company has a more simplified structure. The debt at the Trump Hotels & Casino Resorts Holdings, L.P. level is eliminated. Under Holdings, we now have two subsidiaries, Trump Casino Holdings, which owns the Trump Marina Hotel Casino, Trump Indiana Casino Hotel and the management contract for Trump 29 Casino, and Trump Atlantic City Associates, which owns the Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino."

     THCR is a public company which is approximately 47.0% beneficially owned by Donald J. Trump. In connection with the March 2003 financing, Mr. Trump received 1,500 shares of Series A Preferred Stock which, upon stockholder approval, may be exchanged by Mr. Trump for an aggregate of 7,894,737 shares of the Company's Stock. Upon obtaining stockholder approval, Mr. Trump's beneficial ownership of the Company's Common Stock would increase to approximately 56.2%. The Company is separate and distinct from all of Mr. Trump's real estate and other holdings and is the exclusive vehicle through which Donald J. Trump engages in gaming activities.

                PSLRA Safe Harbor for Forward-Looking Statements
                      and Additional Available Information

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

     All statements, trend analysis and other information contained in this release relative to THCR's or its subsidiaries' performance, trends in THCR's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

     Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodical reports filed with the Securities and Exchange Commission (the "Commission"), including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the Commission's website, www.sec.gov, or on the Company's website, www.trump.com.

                                      # # #

                       TRUMP HOTELS & CASINO RESORTS, INC.
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                        (In thousands, except share data)

                                                      For the three months ended
                                                        31-Mar-03   31-Mar-02
                                                      --------------------------

REVENUES
CASINO                                                   $293,708    $311,438
ROOMS                                                      17,915      18,835
FOOD & BEVERAGE                                            28,693      30,334
OTHER                                                       8,537       8,716
PROMOTIONAL ALLOWANCES (a)                                (70,079)    (73,533)
                                                      ------------------------
NET REVENUES                                              278,774     295,790
                                                      ------------------------

COSTS & EXPENSES
GAMING (a)                                                140,716     143,163
ROOMS                                                       7,436       7,662
FOOD & BEVERAGE                                            10,232      10,640
GENERAL & ADMIN                                            63,632      60,214
                                                      ------------------------
   TOTAL EXPENSES                                         222,016     221,679
                                                      ------------------------

EBITDA (b)                                                 56,758      74,111
Less:
CRDA                                                        1,429       1,364
DEPRECIATION & AMORTIZATION                                22,686      19,418
CORPORATE EXPENSES & DJT SERVICES AGREEMENT                 2,719       3,016
DEBT RENEGOTIATION COSTS                                    2,628       2,115
                                                      ------------------------
INCOME FROM OPERATIONS                                     27,296      48,198
                                                      ------------------------

INTEREST INCOME                                              (633)       (482)
INTEREST EXPENSE                                           58,053      55,215
GAIN ON DEBT RETIREMENT, NET (c)                           (2,892)         -
OTHER NON-OPERATING (INCOME)EXPENSE, NET                       20          93
                                                      ------------------------
  TOTAL NON-OPERATING EXPENSE,  NET                        54,548      54,826
                                                      ------------------------

LOSS BEFORE LOSS IN JOINT VENTURE,
   INCOME TAXES & MINORITY INTEREST                      ($27,252)    ($6,628)
LOSS IN JOINT VENTURE                                        (615)       (602)
PROVISION FOR INCOME TAXES (d)                             (1,159)         -
                                                      ------------------------
LOSS BEFORE MINORITY INTEREST                             (29,026)     (7,230)
MINORITY INTEREST (e)                                       5,061       2,644
                                                      ------------------------
NET LOSS                                                 ($23,965)    ($4,586)
                                                      ========================

WEIGHTED AVERAGE # SHARES-BASIC                        22,010,027  22,010,027
                                                      ========================
WEIGHTED AVERAGE # SHARES-DILUTED                      22,010,027  22,010,027
                                                      ========================

BASIC AND  DILUTED  LOSS PER SHARE                         ($1.09)     ($0.21)
                                                      ========================


Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amount was $5.4 million for the quarter ended March 31, 2002.
(b) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and DJT services agreement, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies. Corporate expenses include administrative expenses associated with the operation of THCR Holdings and lobbying and developmental costs in other gaming jurisdictions. Debt renegotiation costs include the costs associated with 2002 debt refinancing no longer pursued and transactional fees earned upon the successful completion of debt refinancing in 2003.
(c) Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by the $2.8 million call premium on the retirement of THCR Holdings 15.5% Senior Notes, Trump Indiana's interest rate swap of approximately $.9 million and unamortized loan costs of approximately $3.8 million. All of these transactions occurred on March 25, 2003 in connection with the Company's issuance of Priority Mortgage Notes and the related use of proceeds.
(d) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002.
(e) Minority interest credit is limited to the Balance Sheet amount at December 31, 2002.

                         TRUMP ATLANTIC CITY ASSOCIATES
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                                 (In thousands)


                                                      For the three months ended
                                                        31-Mar-03   31-Mar-02
                                                      --------------------------

REVENUES
CASINO                                                   $198,663    $211,426
ROOMS                                                      13,073      13,715
FOOD & BEVERAGE                                            21,038      22,412
OTHER                                                       5,579       6,836
PROMOTIONAL ALLOWANCES (a)                                (49,852)    (53,667)
                                                      ------------------------
NET REVENUES                                              188,501     200,722
                                                      ------------------------

COSTS & EXPENSES
GAMING (a)                                                 93,889      96,132
ROOMS                                                       6,006       6,181
FOOD & BEVERAGE                                             7,215       7,482
GENERAL & ADMIN                                            41,329      39,602
                                                      ------------------------
  TOTAL EXPENSES                                          148,439     149,397
                                                      ------------------------

EBITDA (b)                                                 40,062      51,325
Less:
CRDA                                                        1,171       1,118
DEPRECIATION & AMORTIZATION                                15,447      13,125
CORPORATE EXPENSES                                            201         194
DEBT RENEGOTIATION COSTS                                       -        1,570
                                                      ------------------------
INCOME FROM OPERATIONS                                     23,243      35,318
                                                      ------------------------

INTEREST INCOME                                              (223)       (248)
INTEREST EXPENSE                                           38,642      38,219
OTHER NON-OPERATING EXPENSE                                     6          -
                                                      ------------------------
  TOTAL NON-OPERATING EXPENSE,  NET                        38,425      37,971
                                                      ------------------------

INCOME(LOSS) BEFORE INCOME TAXES                          (15,182)     (2,653)

PROVISION FOR INCOME TAXES (c)                               (859)         -
                                                      ------------------------

NET LOSS                                                 ($16,041)    ($2,653)
                                                      ========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amount was $4.8 million for the quarter ended March 31, 2002.
(b) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.
(c) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002.

                           TRUMP CASINO HOLDINGS, LLC
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                                 (In thousands)


                                                      For the three months ended
                                                        31-Mar-03   31-Mar-02
                                                      --------------------------

REVENUES
CASINO                                                    $95,045    $100,012
ROOMS                                                       4,842       5,120
FOOD & BEVERAGE                                             7,655       7,922
OTHER                                                       2,958       1,880
PROMOTIONAL ALLOWANCES (a)                                (20,227)    (19,866)
                                                      ------------------------
NET REVENUES                                               90,273      95,068
                                                      ------------------------

COSTS & EXPENSES
GAMING (a)                                                 46,827      47,031
ROOMS                                                       1,430       1,481
FOOD & BEVERAGE                                             3,017       3,158
GENERAL & ADMIN                                            22,303      20,612
                                                      ------------------------
  TOTAL EXPENSES                                           73,577      72,282
                                                      ------------------------

EBITDA (b)                                                 16,696      22,786
Less:
CRDA                                                          258         246
DEPRECIATION & AMORTIZATION                                 7,233       6,288
CORPORATE EXPENSES  AND DJT SERVICES AGREEMENT              1,513       1,822
DEBT RENEGOTIATION COSTS                                      378         471
                                                      ------------------------
INCOME FROM OPERATIONS                                     $7,314     $13,959
                                                      ------------------------

INTEREST INCOME                                              (401)       (228)
INTEREST EXPENSE                                           21,160      17,123
GAIN ON DEBT RETIREMENT, NET (c)                           (7,931)         -
OTHER NON-OPERATING EXPENSE                                    14          93
                                                      ------------------------
  TOTAL NON-OPERATING EXPENSE,  NET                        12,842      16,988
                                                      ------------------------

INCOME(LOSS) BEFORE LOSS IN JOINT VENTURE
   & INCOME TAXES                                          (5,528)     (3,029)
LOSS IN JOINT VENTURE                                        (615)       (602)
PROVISION FOR INCOME TAXES (d)                               (300)         -
                                                      ------------------------

NET LOSS                                                  ($6,443)    ($3,631)
                                                      ========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amount was $.6 million for the quarter ended March 31, 2002.
(b) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and DJT services agreement, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.
(c) Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by Trump Indiana's interest rate swap of approximately $.9 million and unamortized loan costs of approximately $1.6 million. All of these ransactions occurred on March 25, 2003 in connection with the Company's issuance of Priority Mortgage Notes and the related use of proceeds.
(d) Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002.

                           TRUMP TAJ MAHAL ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                      For the three months ended
                                                        31-Mar-03   31-Mar-02
                                                      --------------------------

REVENUES
CASINO                                                   $123,232    $129,925

   # of Slots                                               4,842       4,857
   Win per Slot/Day                                          $180        $195
Slot Win                                                  $78,226     $85,046

   # of Tables                                                126         139
   Win per Table/Day                                       $3,517      $3,146
Table Win                                                 $39,887     $39,356
Table Drop                                               $223,710    $225,712
Hold %                                                      17.8%       17.4%

Poker, Keno, Race Win                                      $5,119      $5,523

ROOMS                                                      $7,653      $7,917
   # of Rooms Sold                                        103,833     106,158
   Avg Room Rates                                          $73.70      $74.58
   Occupancy %                                              92.3%       94.4%

FOOD & BEVERAGE                                           $12,829     $13,420
OTHER                                                       3,595       5,004
PROMOTIONAL ALLOWANCES (a)                                (28,774)    (31,408)
                                                      ------------------------

    NET REVENUES                                         $118,535    $124,858
                                                      ------------------------

COSTS & EXPENSES
GAMING (a)                                                $57,158     $58,113
ROOMS                                                       3,740       3,729
FOOD & BEVERAGE                                             4,687       4,736
GENERAL & ADMIN                                            25,763      24,494
                                                      ------------------------

  TOTAL EXPENSES                                          $91,348     $91,072
                                                      ------------------------

EBITDA (b)                                                $27,187     $33,786
                                                      ========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                    $27,187     $33,786
Depreciation and amortization                             (10,359)     (8,806)
Non-cash write-downs and charges related to
       required regulatory obligations (CRDA)                (850)       (717)
                                                      ------------------------
Income from operations                                    $15,978     $24,263
                                                      ========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amount was $2.4 million for the quarter ended March 31, 2002.
(b) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                             TRUMP PLAZA ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                      For the three months ended
                                                        31-Mar-03   31-Mar-02
                                                      --------------------------

REVENUES
CASINO                                                    $75,431     $81,501

   # of Slots                                               2,962       2,844
   Win per Slot/Day                                          $198        $218
Slot Win                                                  $52,819     $55,840

   # of Tables                                                 90          88
   Win per Table/Day                                       $2,792      $3,240
Table Win                                                 $22,612     $25,661
Table Drop                                               $143,924    $143,066
Hold %                                                      15.7%       17.9%

ROOMS                                                      $5,420      $5,798
   # of Rooms Sold                                         71,499      74,509
   Room Rates                                              $75.95      $77.82
   Occupancy %                                              87.9%       91.6%

FOOD & BEVERAGE                                            $8,209      $8,992
OTHER                                                       1,984       1,832
PROMOTIONAL ALLOWANCES (a)                                (21,078)    (22,259)
                                                      ------------------------

    NET REVENUES                                          $69,966     $75,864
                                                      ------------------------

COSTS & EXPENSES
GAMING (a)                                                $36,731     $38,019
ROOMS                                                       2,266       2,452
FOOD & BEVERAGE                                             2,528       2,746
GENERAL & ADMIN                                            15,566      15,108
                                                      ------------------------

  TOTAL EXPENSES                                          $57,091     $58,325
                                                      ------------------------

EBITDA (b)                                                $12,875     $17,539
                                                      ========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                    $12,875     $17,539
Depreciation and amortization                              (5,088)     (4,319)
Non-cash write-downs and charges related to
       required regulatory obligations(CRDA)                 (321)       (401)
Corporate charges                                            (180)       (180)
                                                      ------------------------
Income from operations                                     $7,286     $12,639
                                                      ========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amount was $2.4 million for the quarter ended March 31, 2002.
(b) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                             TRUMP MARINA ASSOCIATES
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                      For the three months ended
                                                        31-Mar-03   31-Mar-02
                                                      --------------------------

REVENUES
CASINO                                                    $62,220     $67,290

   # of Slots                                               2,510       2,523
   Win per Slot/Day                                          $211        $226
Slot Win                                                  $47,690     $51,233

   # of Tables                                                 81          80
   Win per Table/Day                                       $1,973      $2,212
Table Win                                                 $14,386     $15,925
Table Drop                                                $85,666     $85,416
Hold %                                                      16.8%       18.6%

Poker, Keno, Race Win                                        $144        $132

ROOMS                                                      $4,112      $4,199
   # of Rooms Sold                                         55,863      54,752
   Avg Room Rates                                          $73.61      $76.69
   Occupancy %                                              85.3%       83.6%

FOOD & BEVERAGE                                            $6,960      $7,075
OTHER                                                       1,578       1,510
PROMOTIONAL ALLOWANCES (a)                                (16,347)    (16,862)
                                                      ------------------------

    NET REVENUES                                          $58,523     $63,212
                                                      ------------------------

COSTS & EXPENSES
GAMING (a)                                                $30,485     $30,377
ROOMS                                                         955       1,070
FOOD & BEVERAGE                                             1,952       2,008
GENERAL & ADMIN                                            16,901      15,036
                                                      ------------------------

  TOTAL EXPENSES                                          $50,293     $48,491
                                                      ------------------------

EBITDA (b)                                                 $8,230     $14,721
                                                      ========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                     $8,230     $14,721
Depreciation and amortization                              (5,395)     (4,901)
Non-cash write-downs and charges related to
       required regulatory obligations                       (258)       (246)
Debt renegotiation costs                                       47        (471)
Services agreement                                             -         (639)
                                                      ------------------------
Income from operations                                     $2,624      $8,464
                                                      ========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) During the quarter ended September 30, 2002, the Company reclassified certain additional bus coin expenses from gaming expenses to promotional allowances to be consistent with prevailing industry presentation. Such amount was $.6 million for the quarter ended March 31, 2002.
(b) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, DJT services agreement, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                               TRUMP INDIANA, INC.
                       Condensed Statements of Operations
                                   (Unaudited)
                 (In thousands, except statistical information)


                                                      For the three months ended
                                                        31-Mar-03   31-Mar-02
                                                      --------------------------

REVENUES
CASINO                                                    $32,825     $32,722

   # of Slots                                               1,728       1,459
   Win per Slot/Day                                          $181        $201
Slot Win                                                  $28,182     $26,413

   # of Tables                                                 46          50
   Win per Table/Day                                       $1,121      $1,402
Table Win                                                  $4,643      $6,309
Table Drop                                                $27,857     $34,662
Hold %                                                      16.7%       18.2%

ROOMS                                                        $730        $921
   # of Rooms Sold                                         13,320      14,927
   Avg Room Rates                                             $55         $62
   Occupancy %                                              49.3%       55.3%

FOOD & BEVERAGE                                              $695        $847
OTHER                                                         416         370
PROMOTIONAL ALLOWANCES                                     (3,880)     (3,004)
                                                      ------------------------
    NET REVENUES                                          $30,786     $31,856
                                                      ------------------------

COSTS & EXPENSES
GAMING                                                    $16,342     $16,654
ROOMS                                                         475         411
FOOD & BEVERAGE                                             1,065       1,150
GENERAL & ADMIN                                             5,293       5,576
                                                      ------------------------
   TOTAL EXPENSES                                         $23,175     $23,791
                                                      ------------------------

EBITDA (a)                                                 $7,611      $8,065
                                                      ========================


A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA                                                     $7,611      $8,065
Depreciation and amortization                              (1,838)     (1,387)
Management  and services agreement                         (1,650)     (1,175)
                                                      ------------------------
Income from operations                                     $4,123      $5,503
                                                      ========================


Note: Certain prior year reclassifications have been made to conform to current year presentation.
(a) EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses, and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry as an indicator of a company's historic ability to service debt. We provide EBITDA results to enhance an investor's understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

                       TRUMP HOTELS & CASINO RESORTS, INC.
                            Supplemental Information
                                   (Unaudited)
                                 (In thousands)

                                                     For the three months ended
CRDA  WRITE-DOWN                                        31-Mar-03   31-Mar-02
                                                      -------------------------
   TAJ                                                       $850        $717
   PLAZA                                                      321         401
   MARINA                                                     258         246
                                                      ------------------------
               TOTAL CRDA WRITE-DOWN                       $1,429      $1,364
                                                      ========================


DEPRECIATION & AMORTIZATION
  TAJ                                                     $10,359      $8,806
  PLAZA                                                     5,088       4,319
  THCR HOLDINGS                                                 6           5
  MARINA                                                    5,395       4,901
  INDIANA                                                   1,838       1,387
                                                      ------------------------
               TOTAL DEPRECIATION/AMORT                   $22,686     $19,418
                                                      ========================

INTEREST EXPENSE
  TAJ                                                     $24,553     $23,317
  PLAZA                                                    14,089      11,831
  TRUMP ATLANTIC CITY                                          -        3,071
  THCR HOLDINGS                                             4,477       4,647
  TRUMP CASINO HOLDINGS                                       299          -
  MARINA                                                   13,857      11,307
  INDIANA                                                     537         624
  THCR MGMT                                                   241         418
                                                      ------------------------
               TOTAL INTEREST EXPENSE                     $58,053     $55,215
                                                      ========================

LOAN COST AMORT/BOND DISC INCL INT EXP
  TAJ                                                        $651        $636
  PLAZA                                                       428         318
  TRUMP ATLANTIC CITY                                          -          259
  THCR HOLDINGS                                               192         192
  TRUMP CASINO HOLDINGS                                        38          -
  MARINA                                                    2,091       1,711
  INDIANA                                                      90         117
  THCR MGMT                                                   223         168
                                                      ------------------------
               TOTAL LOAN COST AMORT/BOND DISC             $3,713      $3,401
                                                      ========================

Note: Certain prior year reclassifications have been made to conform to current year presentation.

Cash & Cash Equivalents                            March 31, 2003 March 31, 2002
                                                   -----------------------------
    (in millions)
Trump Atlantic City Consolidated                        $106.9        $119.1
Trump Casino Holdings Consolidated                        31.0          50.4
Trump Hotels & Casino Resorts                              2.8           0.8
                                                   -----------------------------
    Total Cash & Cash Equivalents                       $140.7        $170.3
                                                   =============================


Capital Expenditures                         Purchase   Capital
   (in thousands)                          of Property  Lease      Total Capital
                                           & Equipment  Additions  Expenditures
For the Three Months Ended March 31, 2003
  TAJ                                          $5,525      $   -    $  $5,525
  PLAZA                                           887       1,760       2,647
  MARINA                                        1,156          -        1,156
  INDIANA                                       1,705          -        1,705
  THCR HOLDINGS                                     5          -            5
                                           -----------------------------------
               TOTAL                           $9,278      $1,760     $11,038
                                           ===================================

For the Three Months Ended March 31, 2002
  TAJ                                          $2,153      $1,455      $3,608
  PLAZA                                           862          -          862
  MARINA                                          803          -          803
  INDIANA                                       1,304          -        1,304
  THCR HOLDINGS                                    40          -           40
                                           -----------------------------------
               TOTAL                           $5,162      $1,455      $6,617
                                           ===================================